THE ADVISORS’ INNER CIRCLE FUND

Edgewood Growth Fund

(Institutional Shares Ticker Symbol: EGFIX)

(Retail Shares Ticker Symbol: EGFFX)

(Service Shares Ticker Symbol: EGFSX)

Supplement Dated October 1, 2025

to the Fund’s Statutory Prospectus (the “Prospectus”)

dated January 28, 2025

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectuses.

Effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.)	The following is added to the end of the section entitled “Additional Information” of the Fund’s Prospectus:

OPTIONAL LIQUIDITY PROGRAM

The Fund may participate in one or more optional liquidity programs, which are designed to provide an alternative liquidity source for mutual funds when conducting normal business activities. Pursuant to the programs, a third-party purchases shares of a fund that settle the next business day and the fund has the ability to use incoming cash to meet net shareholder redemptions, as necessary. The Fund is not guaranteed to receive cash under the program on any given day. Following purchases of Fund shares, the third-party then generally expects to redeem those shares when the Fund experiences net sales or at other times at the third-party’s discretion. While the third-party holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. The third-party could redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s redemption in-kind policies.

For use of a liquidity program, the Fund pays a fee to the third-party each time it purchases shares of such Fund. The costs to the Fund for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Based on the Fund’s expense cap and current fees and expenses, the Adviser anticipates that it will bear the costs associated with any optional liquidity program. Purchases of the Fund’s shares through the liquidity program are made on an investment-blind basis without regard to such Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The third-party will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares.

The Adviser believes that having the liquidity programs could be useful to the Fund and its shareholders. For example, under certain market conditions, the liquidity program could assist in stabilizing the Fund’s net assets, to the benefit of the Fund and its respective shareholders, although there is no guarantee that the program will do so. To the extent the Fund’s net assets do not decline, the Adviser may also benefit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EMS-SK-010-0100

THE ADVISORS’ INNER CIRCLE FUND

Edgewood Growth Fund

(Institutional Shares Ticker Symbol: EGFIX)

(Retail Shares Ticker Symbol: EGFFX)

(Service Shares Ticker Symbol: EGFSX)

Supplement Dated October 1, 2025

to the Fund’s Statement of Additional Information (the “SAI”)

dated January 28, 2025

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, the SAI is hereby amended and supplemented as follows:

1.)	The following is added to the end of the section entitled “Purchasing and Redeeming Shares” of the Fund’s Statement of Additional Information:

Optional Liquidity Program. The Fund may participate in one or more optional liquidity programs, which are designed to provide an alternative liquidity source for mutual funds when conducting normal business activities. Pursuant to the programs, a third-party purchases shares of a fund that settle the next business day and the fund has the ability to use incoming cash to meet net shareholder redemptions, as necessary. The Fund is not guaranteed to receive cash under the program on any given day. Following purchases of fund shares, the third-party then generally expects to redeem those shares when the Fund experiences net sales or at other times at the third-party’s discretion. While the third-party holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. The third-party could redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s redemption in-kind policies.

For use of a liquidity program, the Fund pays a fee to the third-party each time it purchases shares of such Fund. The costs to the Fund for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Based on the Fund’s expense cap and current fees and expenses, the Adviser anticipates that it will bear the costs associated with any optional liquidity program. Purchases of the Fund’s shares through the liquidity program are made on an investment-blind basis without regard to such Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The third-party will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EMS-SK-011-0100